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                                NEWRIDERS, INC.
                       567 San Nicholas Drive, Suite 400
                            Newport Beach, CA 92660

                                August 15, 1998

Mr. Joseph Teresi
C/o Paisano Publications, Inc.
28210 Dorothy Drive
Agoura Hills, CA 91301

Dear Mr. Teresi:

     Reference is made to that certain Stock Contribution and Sale Agreement, dated as of June 30, 1998, by and among Newriders, Inc., a Nevada corporation, Easyriders, Inc., a Delaware corporation, Easyriders Sub II, Inc., a California corporation, Easyriders of Columbus, Inc., an Ohio corporation, Easyriders Franchising, Inc., a California corporation, Teresi, Inc., a California corporation, Bros Club, Inc., a California corporation and Associated Rodeo Riders On Wheels, a California corporation and you in your individual capacity (the "Agreement").

     Section 11.1(d) of the Agreement states that the "Agreement may, by notice given prior to or at the Closing, be terminated . . . (d) by either party if the Closing has not occurred . . . on or before July 8, 1998 or such later date as the parties may agree upon . . . ."

     By signing below in your individual capacity and on behalf of each of the corporations owned by you and party to the Agreement, you and each such corporation agree that the date by which the Closing must occur before any party to the Agreement has a right of termination under Section 11.1(d) shall be changed from July 8, 1998 (which date had previously been extended to August 15, 1998) to September 30, 1998.

     Except as modified by this amendment, the Agreement remains in full force and effect.

Very truly yours,

NEWRIDERS, INC.               EASYRIDERS, INC.             EASYRIDERS SUB II, INC.
a Nevada corporation          a Delaware corporation       a California corporation


By: /s/ WILLIAM E. PRATHER    By: /s/ WILLIAM E. PRATHER    By: /s/ WILLIAM E. PRATHER
    ----------------------        ----------------------        ----------------------
    William E. Prather            William E. Prather        William E. Prather
    President and                 President                 President
    Chief Executive
    Officer

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Agreed and Acknowledged this 15th day of August, 1998:

JOSEPH TERESI

/s/ Joseph Teresi
--------------------------

PAISANO PUBLICATIONS, INC.
 a California corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   Chairman

EASYRIDERS OF COLUMBUS, INC.
 an Ohio corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   Secretary

EASYRIDERS FRANCHISING, INC.
 a California corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   Sole Shareholder

TERESI, INC.
 a California corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   President

BROS CLUB, INC.
 a California corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   President

ASSOCIATED RODEO RIDERS ON WHEELS
 a California corporation

By: /s/ Joseph Teresi
   -----------------------
   Joseph Teresi
   President